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                           COLUMBIA FUNDS SERIES TRUST
                            COLUMBIA HIGH INCOME FUND
                                  (THE "FUND")

                        SUPPLEMENT DATED FEBRUARY 3, 2006
                    TO THE PROSPECTUS DATED NOVEMBER 1, 2005

     Effective immediately, the prospectuses for all share classes of the Fund are hereby supplemented by changing all references to the Fund's investment sub-adviser to reflect the following:

     o J. Matthew Philo is the lead portfolio manager responsible for making the day-to-day investment decisions for Columbia High Income Portfolio.

     Accordingly, the prospectuses for all share classes of the Fund are hereby also supplemented by removing all references to Donald E. Morgan throughout the prospectuses.












SUP-47/106227-0206